                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: August 14, 2001


                                   TOO, INC.
            (Exact Name of Registrant as specified in its charter)


    Ohio                            1-14987                       31-1333930
---------------               ---------------------             --------------
(State or other               (Commission File No.)             (IRS Employer
jurisdiction of                                                 Identification
incorporation or                                                Number)
organization)


                                3885 Morse Road
                             Columbus, Ohio 43219
                                (614) 479-3500
              (Address, including zip code, and telephone number
                      including area code of Registrant's
                         principal executive offices)





                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5. Other Events.

        On August 14, 2001, the Board of Directors of Too, Inc., a Delaware corporation ("Too"), adopted a stockholder rights plan that contemplates the issuance of rights to purchase preferred stock of Too to Too's common stockholders of record as of August 28, 2001, as set forth in the Rights Agreement attached hereto as Exhibit 4.1.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

                   4.1 Rights Agreement, dated as of August 14, 2001, by and between Too, Inc. and EquiServe Trust Company, N.A., as Rights Agent, and which includes as Exhibit A thereto the form of Certificate of Designations of Series A Junior Participating Cumulative Preferred Stock, as Exhibit B thereto the form of Rights Certificate, and as Exhibit C thereto the Summary of Rights.

                  99.1         Press release of Too, Inc. dated August 22, 2001.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TOO, INC.


Date: August 27, 2001               By: /s/ Kent A. Kleeberger
                                       -----------------------------------------
                                         Kent A. Kleeberger
                                         Executive Vice President - Chief
                                         Financial Officer Logistics and
                                         Systems, Secretary and Treasurer

                                 EXHIBIT INDEX

Exhibit No.                                      Description

    4.1    *               Rights Agreement, dated as of August 14, 2001, by and
                           between Too, Inc. and EquiServe Trust Company, N.A., as Rights Agent, and which includes as Exhibit A thereto the form of Certificate of Designations of Series A Junior Participating Cumulative Preferred
                           Stock, as Exhibit B thereto the form of Rights
                           Certificate, and as Exhibit C thereto the Summary of Rights.

   99.1    *               Press release of Too, Inc. dated August 22, 2001.

________________________
*  Filed with this report.